SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report: July 29, 2008

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On July 29, 2008 (the “Closing Date”), NeoMedia Technologies, Inc., a Delaware corporation (the "Company") entered into a Securities Purchase Agreement (the “SPA”) to issue and sell secured convertible debentures (the “Debentures”) to YA Global Investments, L.P. (the “Investor”) in the principal amount of up to Eight Million Six Hundred Fifty Thousand Dollars ($8,650,000) pursuant to the terms of the SPA, dated the Closing Date, by and between the Company and the Investor, of which the first Debenture in the amount of Two Million Three Hundred Twenty-Five Thousand Dollars ($2,325,000) was funded on the Closing Date, the second Debenture in the amount of Two Million Three Hundred Twenty-Five Thousand Dollars ($2,325,000) shall be funded on or after the date ninety (90) days after the Closing Date subject to certain conditions set forth in the SPA and the third Debenture in the amount of Four Million Dollars ($4,000,000) shall be funded on or after January 1, 2009 subject to certain conditions set forth in the SPA.

The Debentures shall mature, unless extended by the holder in accordance with the terms of the Debentures, two years from the issue date, with the first Debenture maturing on July 29, 2010 (“Maturity Date”). The Debentures shall accrue interest at a rate equal to fourteen percent (14%) per annum and such interest shall be paid on the Maturity Date (or sooner as provided in the Debenture) in cash or, provided that certain Equity Conditions are satisfied (as such term is defined in the Debenture), in shares of the Company’s common stock (“Common Stock”) at the applicable Conversion Price. At any time after the Transaction Date, the Investor shall be entitled to convert any portion of the outstanding and unpaid principal and accrued interest thereon into fully paid and non-assessable shares of Common Stock at a price equal to the lesser of $0.02 and ninety-five percent (95%) of the lowest volume weighted average price of the Common Stock during the ten (10) trading days immediately preceding each conversion date.

The Company shall not affect any conversion, and the Investor shall not have the right to convert any portion of the Debenture to the extent that after giving effect to such conversion, the Investor (together with the Investor’s affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion.

The Company shall have the right to redeem a portion or all amounts outstanding (subject to certain conditions in the Debenture) by paying the amount equal to the principal amount being redeemed plus a redemption premium equal to ten percent (10%) of the principal amount being redeemed, and accrued interest.

In connection with the first Debenture, the Company paid Two Hundred Thousand Dollars ($200,000) directly from the proceeds of the first closing on the Closing Date to Yorkville Advisors LLC (“Investment Manager”) to compensate the Investment Manager for monitoring and managing the purchase and investment made by the Investor pursuant to the Investment Manager’s existing advisory obligations to the Investor. Additional monitoring fees will be paid with the issuance of the second and third Debentures.

In connection with the SPA, the Company placed the Two Hundred Thousand Dollars ($200,000) monitoring fee into escrow, directly from the proceeds of the first closing on the Closing Date (collectively, the “Monitoring Fee” and as deposited into escrow, the “Escrow Funds”) which shall be used to compensate Yorkville Advisors LLC (“Investment Manager”) for monitoring and managing the purchase and investment made by the Investor, pursuant to the Investment Manager’s existing advisory obligations to the Investor. The Company, Investment Manager, and the Investor entered into an Escrow Agreement, dated the Transaction Date (the “Escrow Agreement”) appointing David Gonzalez, Esq. as escrow agent (the “Escrow Agent”) to hold the Escrow Funds and to periodically disburse portions of such Escrow Funds to the Investment Manager from escrow in accordance with the terms of the Escrow Agreement.

The Company and paid a nonrefundable structuring and due diligence fee to the Investment Manager equal to Forty Thousand Dollars ($40,000) directly from the proceeds of the first closing on the Closing Date. Additional structuring fees will be paid by the Company in conjunction with the issuance of the second and third Debentures.

In connection with the SPA, the Company also issued (a) a warrant for the Investor to purchase 100,000,000 shares of Common Stock at an exercise price of $0.02 per share, which such warrant expires on July 29, 2015, (b) a warrant for the Investor to purchase 100,000,000 shares of Common Stock at an exercise price of $0.04 per share, which such warrant expires on July 29, 2015, (c) a warrant for the Investor to purchase 125,000,000 shares of Common Stock at an exercise price of $0.05 per share, which such warrant expires on July 29, 2015 and (d) a warrant for the Investor to purchase 125,000,000 shares of Common Stock at an exercise price of $0.075 per share, which such warrant expires on July 29, 2015 (collectively, the “Warrants”) . In accordance with the terms of the Warrants, in no event shall the holder be entitled t exercise the Warrants for a number of shares in excess of that number of shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of Common Stock following such exercise, except within sixty (60) days of July 29, 2015. If at the time of exercise the shares underlying the Warrants are not subject to an effective registration statement the holder may make a cashless exercise of the warrant in accordance with the formula and terms set forth in the Warrants.

The Debentures are secured by (a) certain Pledged Property, as such term is defined in that certain Security Agreement, of even date with the SPA, by and among the Company, each of the Company’s subsidiaries made a party thereto and the Investor and (b) certain Patent Collateral, as such term is defined in that certain Patent Security Agreement, of even date with the SPA, by and among the Company, each of the Company’s subsidiaries made a party thereto and the Investor.

In connection with the SPA, on the Closing Date, the Company also entered into those certain Irrevocable Transfer Agent Instructions with the Investor, David Gonzalez, Esq. as escrow agent and WorldWide Stock Transfer, LLC, the Company’s transfer agent.

A copy of the Company’s press release disclosing the transactions set forth above is attached hereto as Exhibit 99.1.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 herein above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c)  Not applicable.

(d) Exhibit No. Description:

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.1	Securities Purchase Agreement, dated July 29, 2008, by and between the Company and YA Global Investments, L.P.	Provided herewith

Exhibit 10.2	Secured Convertible Debenture, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Provided herewith

Exhibit 10.3	Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Provided herewith

Exhibit 10.4	Patent Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Provided herewith

EXHIBIT	DESCRIPTION	LOCATION

Exhibit 10.5	Warrant 9-1A, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Provided herewith

Exhibit 10.6	Warrant 9-1B, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Provided herewith

Exhibit 10.7	Warrant 9-1C, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Provided herewith

Exhibit 10.8	Warrant 9-1D, dated July 29, 2008, issued by the Company to YA Global Investments, L.P.	Provided herewith

Exhibit 10.9	Escrow Agreement, dated July 29, 2008, by and among the Company, YA Global Investments, L.P., Yorkville Advisors, LLC and David Gonzalez, Esq.	Provided herewith

Exhibit 10.10	Irrevocable Transfer Agent Instructions, dated July 29, 2008, by and among the Company, the Investor, David Gonzalez, Esq. and WorldWide Stock Transfer, LLC	Provided herewith

Exhibit 99.1	Press Release	Provided herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2008	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Scott Womble
	Name:	Scott Womble
	Its:	Chief Financial Officer